Exhibit 10.2

To the Boards of Directors of Yuengling's Ice Cream Corporation, a Nevada Corporation

Re: Resignation from Officer and Director Positions

Pursuant to the terms of the Share Exchange Agreement dated November 7, 2023, I, Robert Bohorad, hereby resign from all Officer and Director positions in Yuengling's Ice Cream Corporation and my resignation shall be effective immediately following the Closing thereof, and the appointment of Richard Jordan, Kevin Harrington, and Kingsley Charles as Officers and Directors.

I confirm that at the time of my resignation no disagreement exists between me Yuengling's Ice Cream Corporation.

Sincerely,

/s/ Robert Bohorad

Robert Bohorad

1

To the Boards of Directors of Yuengling's Ice Cream Corporation, a Nevada Corporation

Re: Resignation from Officer and Director Positions

Pursuant to the terms of the Share Exchange Agreement dated November 7, 2023, I, Everett M. Dickson, hereby resign from all Officer and Director positions in Yuengling's Ice Cream Corporation and my resignation shall be effective immediately following the Closing thereof, and the appointment of Richard Jordan, Kevin Harrington, and Kingsley Charles as Officers and Directors.

I confirm that at the time of my resignation no disagreement exists between me Yuengling's Ice Cream Corporation.

Sincerely,

/s/ Everett M. Dickson

Everett M. Dickson

2